Exhibit 99.1

Outline of Slides for the
IPAA Oil and Gas Investment Symposium Presentation
April, 2007

Slide 1 - Continuing Growth
IPAA Oil and Gas Investment Symposium
New York --April 2007

James E. Sigmon, President & CEO
Roberto R. Thomae, VP-Capital Markets

Slide 2 - Corporate Information
•	Headquarters: The Exploration Company; 777 E. Sonterra Blvd., Suite 350;
San Antonio, Texas 78258; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
•	Contacts: James E. Sigmon, Chairman, President & CEO, jsigmon@txco.com
Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
•	TXCO -- The Exploration Company -- NASDAQ Listed, a NASDAQ Global Select Company
•
Forward-Looking Statements: Information presented herein that is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2006. This report and TXCO’s previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Asset Overview
Map of Texas and Oklahoma with five focus areas indicated as follows:
•	Maverick Basin Core Focus Area
•	Marfa Basin
•	Midcontinent
•	Fort Trinidad
•	South Texas

Slide 4 - TXCO's Profile
Picture of drilling rig.
•	TXCO's drilling rig, acquired in 2006, lowers costs and increases development flexibility.
•	A Full-Cycle Exploration Company
•	Lease minerals
•	Acquire / interpret seismic
•	Generate prospects
•	Drill
•	Produce
•	Multiple Resource Plays
•	1,000s of drilling prospects

Slide 5 - Output Acquisition Summary
•	Merger Agreement Closed April 2
•	Purchase Price -- $100 Million
•	$91.6 million in cash + 339,000 TXCO shares
•	$4.8 million payoff of Output's outstanding hedges
•	Acquisition Financing by Bank of Montreal, BMO Capital Markets
•	$125 million 4-year senior secured revolver at LIBOR + 200 basis points
•	$80 million 5-year senior secured second-lien term loan at LIBOR + 450 basis points

Slide 6 - Output Acquisition Summary
TXCO Gains:
•	Output's Significant Gulf Coast and Midcontinent Assets
•	Establishes a new core operating area
•	40 bcfe Proved Reserves, 78% Proved Developed, 62% Gas

$/mcfe	Without Hedge Payoff	With Hedge Payoff
Proved	$2.39	$2.51
Proved Fully Developed	$2.85	$2.97
3P Reserves (91 bcfe)	$1.05	$1.10
3P Fully Developed	$1.78	$1.83
•	8.4 mmcfed Current Oil and Gas Sales
•	55% gas

Slide 7 - TXCO / Output: Key Metrics
Pro Forma Acquisition Statistics *
			Pro Forma	%
	TXCO	Output	TXCO	Change

Estimated current net production / mmcfed	13.4	8.4	21.8	+62.7%
Oil Sales / bopd	1,837	640	2,477	+34.8%
Gas sales / mmcfd	2.4	4.6	7.0	+191.7%
Net acres	700,052	31,000	731,052	+4.4%
Undeveloped acres	671,596	7,440	679,036	+1.1%
Proved reserves (bcfe)	41.4	40	81.4	+96.6%
Effectively operated / %	87	63	75	-13.8%
Proved developed reserves (bcfe)	19.9	31.2	51.1	+156.8%
Proved reserves mcfe / share	1.21	-	2.40	+98.3%
Reserve life / years	7.0	13.0	10.0	+42.9%
*  Based on third-party independent engineer estimates and current acreage and production estimates.

Slide 8 - 2007 CAPEX Budget Revised, Post Acquisition
Slide contains a pie chart titled "Estimated CAPEX: $85-90 Million" with wedges labeled as follows:
•	Glen Rose 55 wells, including
o	36 Maverick Basin Porosity wells
o	7 East Texas Fort Trinidad wells
o	$49.6 million -- 56%
•	South Texas -- $4.9 million -- 6%
•	Midcontinent -- $4.5 million
•	Pearsall -- 3 wells -- $4.8 million
•	Georgetown -- 5 Wells -- $4.9 million
•	Leasehold and Infrastructure -- $6.5 million
•	Other -- $2 million
•	Pena Creek -- 11 Wells -- $3.1 million
•	Marfa -- Frac -- $1 million
•	San Miguel Oil Sands Leasehold, 21 Wells -- $7.6 million -- 9%

Slide 9 - Maverick Basin Focus Area
Map of TXCO's Maverick Basin lease area that indicates by shading or outline the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; TXCO's Glen Rose and San Miguel waterflood (where EnCana has all other zones); TXCO has all shallow rights through the Glen Rose (EnCana has deeper zones); and acreage covered by 3-D seismic data. The map also indicates the relative position of the Eagle Pass, and Piedras Negras, Mexico communities.
•	TXCO Acreage Block
•	707,000 gross acres
•	601,200 net acres
•	603,000 acres 3-D seismic coverage

Slide 10 - Pipeline Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's pipeline system, Area pipelines, Compressor stations and Delivery points, as well as indicating the relative location of Eagle Pass and Carrizo Springs in Texas and Piedras Negras in Mexico.
•	Strong infrastructure, 100% WI
•	Operational synergies
•	91-mile system provides:
•	Higher netback
•	U.S. / Mexico markets
•	Ongoing cost savings
•	Multiple delivery points
•	35 mmcfd current capacity
•	33% capacity utilization
•	100 mmcfd capacity potential
•	Enhanced basin-wide production monitoring

Slide 11 - Maverick Basin Core Focus: Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the Maverick Basin lease with a span of 30 miles indicated with TXCO wells drilled for 2002 through 2007, wells currently drilling, and focus areas indicated.
•	77 TXCO wells drilled since 2002 discovery
•	31 wells spudded 2006
•	36-well target in 2007
•	3 rigs currently drilling
•	300+ potential drilling locations in inventory
•	300,000+ gross acres

Slide 12 - 3-D Seismic Reveals Porosity's Linear Features
Close up of seismic data for a portion of the lease with Porosity 'traps' and a 3-mile span indicated.
•	Enhanced seismic imaging improves horizontal well placement

Slide 13 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table. Also each line is marked with a star indicating the payout point.
•	GR Porosity Type Well EUR: 131,000 bbls
•	Payout based on 41 MBbls @ $50 / bbl
•	Drilling costs -- horizontal, $1.3 -- $1.5 million

Type	No. Wells	Cum Prod.	EUR*
Best Well		305 MB	449 MB
Horz >1,000' in Zone	6	180 MB	227 MB
Horz < 1000' in Zone	15	82 MB	112 MB
Vertical	17	91 MB	95 MB
Horz < 200' in Zone	13	44 MB	57 MB
Horz -- Not in Zone	6	30 MB	30 MB

Total Commercial Wells	57
* Estimates prepared by independent reservoir engineers

Slide 14 - Glen Rose Porosity Oil Sales On The Rise
Bar chart showing oil sales in BOPD by quarter for 2Q04 through 1Q07, with an estimate for 2Q07 indicated, as follows: 2Q04 -- 316; 3Q04 -- 298; 4Q04 -- 464; 1Q05 -- 281; 2Q05 -- 335; 3Q05 -- 834; 4Q05 -- 1047; 1Q06 -- 1,184; 2Q06 -- 2,019; 3Q06 -- 2,341; 4Q06 -- 1,985; 1Q07 -- 1,370 and estimated 2Q07 -- ~1,900.
•	1Q07 sales impacted by:
•	4Q06 drilling technique issues
•	4Q06 seasonal drilling slowdown
•	Unscheduled oil pipeline repairs
•	Estimated April 15 Sales ~1,900 BOPD

Slide 15 - Maverick Basin's Oil Sands Resource Play
Map of portion of our Maverick Basin leasehold indicating oil sands deposit by outline (170,000 acres), the 50' contour line (123,000 acres), the AMI by outline (68,000 acres), the TXCO / Pearl joint acreage (36,000 acres) by shading, TXCO's acreage prospective for oil sands (41,000 acres, 100%), and outlining the area of heavy oil deposit (10,000 acres) .
•	7-10 billion Bbls* estimated in place
•	TXCO operator (50% WI), JV with Pearl E&P
•	TXCO carried on first two wells, steam facilities
•	Analogous to Athabasca's Cold Lake Field
•	New technology, higher oil prices boost economics, synergies over Exxon, Conoco 1970s-80s pilots
*  Revised internal estimates based on advanced geologic review

Slide 16 - Maverick Basin Oil Sands Pilot
Pictures of portable steam generator and water, oil and diluent tank battery.
•	Ongoing cyclic steam stimulation pilot under way on first 2 wells
•	First well in second production phase
•	Second well in second injection phase
•	Initial oil shipped for pricing and lab analysis
•	21 new pilot wells scheduled in 2007
•	SAGD alternative under evaluation

Slide 17 - Pearsall Shale Gas Resource Play
Map of TXCO's Maverick Basin lease area that indicates by shading the acreage where:
TXCO has all rights; TXCO's oil sands (50% WI); TXCO has shallow rights and is covered by EnCana joint venture (50% working interest, deep rights only); TXCO has shallow rights only; EnCana acreage; and TXCO has shallow zones to Glen Rose (where EnCana has deeper zones). The area of recent Anadarko and Cornerstone acreage acquisitions and drilling focus are also shown. Also indicates by dots: permitted wells and active wells.
•	Historical production averaged 400 mmcfe from 50+ vertical wells completed prior to 3-D seismic, underbalanced drilling, fracturing or horizontal drilling
•	May 2007 -- First EnCana / TXCO Horizontal Well Scheduled
•	Underbalanced / horizontal drilling and fracturing
•	3-D seismic defined
•	4Q06 -- First EnCana / TXCO Vertical Well Tested Gas

Slide 18 - Pearsall Shale Gas Resource Play
•	Unconventional Tight Gas
•	Blanket presence -- overpressured formation
•	Thermally mature -- in gas window
•	100+ bcf / Section, Estimated Gas in Place, Per EnCana Estimates
•	500+ Potential Locations
•	2007 -- 3 Wells Planned, $4.8 Million (50% WI)
•	Anadarko Now Holds 330,000+ Acres Targeting the Pearsall, Eagleford Shales
•	8 wells permitted, 4 vertical wells drilled / in completion, drilling ongoing
•	Cornerstone (Ex-EnCana Management) Now Holds 190,000 +/- Acres Targeting Cretaceous and Jurassic Formations
•	First Pearsall well now in completion -- awaiting frac

Slide 19 - Fort Trinidad Area Geologically Similar to Maverick Basin
Map of TXCO's Ft. Trinidad lease area that also indicates the acreage covered by 3-D seismic data/
•	TXCO Acreage Block
•	18,200 gross acres
•	8,300 net acres
•	19,200 acres 3-D seismic coverage
•	Target prospects:
•	Upper Glen Rose
•	Woodbine / Dexter
•	Buda / Austin Chalk
•	Deep Bossier
•	7 Upper Glen Rose horizontal wells budgeted in 2007

Slide 20 - TXCO's Marfa Basin Lease Block
Inset map of Texas portion of the Ouachita Thrusts; the Marathon and Llano uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth and Arkoma basins, and locations where Barnett and Woodford Shales have been developed. Enlargement map indicating a 25-mile span and showing the TXCO, Quicksilver and Carrizo acreage (based on public filings) and the relative position of the Marfa and Alpine communities.
•	Block acquired 4Q05
•	50% WI in 141,000 acres
•	4Q06 re-entry confirmed gas present
•	2007 plan -- frac re-entry

Slide 21 - Key Financial Metrics Demonstrate Stronger 2006 Results
($ in millions, except per share amounts)			Net Change
	2006	2005	$	%
Oil & Gas Sales	$ 56.5	$ 38.5	18.0	+46.7
Total Revenues	$ 72.4	$ 67.0	5.4	+8.1
Operating Income	$ 10.5	$ 7.3	3.2	+43.7
Net Income *	$ 7.2	$ 13.7	(6.5)	-47.3
Earnings per Share *	$ 0.22	$ 0.48	(0.26)	-54.2
Ebitdax **	$ 40.3	$ 24.6	15.7	+63.7
Ebitda **	$ 37.3	$ 21.3	16.0	+74.9
Debt / Asset	1.8%	0.2%
Debt / Ebitda	0.07x	0.01x
Ebitda / Interest Expense	138.76	7.30
Debt / Proved Reserves	$ 0.06	$ 0.01
All results prior to April 2007 acquisition of Output Exploration
* 2005 net income includes one-time, $24.5 million pre-tax gain on EnCana sale
** See Ebitda/Ebitdax reconciliation on TXCO's Web site, www.txco.com

Slide 22 - Financial Metrics Confirm Growth
Slide shows a bar chart indicating Total Revenues by year for 2001 through 2006 in millions. The actual dollar amounts not shown, but range from about $14 million in 2001, to about $72 million in 2006. A CAGR of 39% is shown over that period.

Slide 23 - Financial Metrics Confirm Growth
Slide shows a bar chart indicating EBITDA, EBITDAX by year in millions for 2001 through 2006. Actual dollar amounts not indicated. EBITDA ranges from approximately $5 million in 2001 to more than $30 million in 2006. EBITDAX ranges from under $10 million in 2001 to more than $30 million in 2006. A CAGR of 45% is shown for EBITDA.
•	2006 EBITDA Up 75%
•	2006 EBITDAX Up 64%
*   See www.txco.com for reconciliation of non-GAAP financial measures.

Slide 24 - Proved Reserves Confirm Growth
Slide shows a bar chart indicating Proved Reserves in Bcfe by year for oil and gas for 2001 through 2006, as follows: Oil -- 2001 - 1.8, 2002 - 8.9, 2003 - 12.8, 2004 - 20.2, 2005 - 29.6, and 2006 - 33.5; Gas -- 2001 - 11, 2002 - 14.7, 2003 - 15.6, 2004 - 17.7, 2005 - 9.9, and 2006 - 7.9; and indicates a 27% CAGR over the period. The slide also contains a data box, as follows:
•	Rolling 3-Year Metrics 2004 - 2006
•	Production Replacement - 197%
•	Drillbit Gross Profit ROI - 175%
•	Drillbit F&D Cost/mcfe - $3.92
•	J.S. Herold's 2003-2005 Smallcap Universe drillbit F&D cost: $3.14 / mcfe
*  Reflects sale to EnCana at Sept. 1, 2005

Slide 25 - Output Acquisition Doubles Proved Reserves
Slide shows a bar chart indicating reserves by year as in the previous slide with an extension to the 2006 bar indicating the pro forma addition bringing proved reserves to 81+ bcfe after the acquisition.
•	TXCO reserves
•	41.4 bcfe proved
•	48% proved developed
•	Output reserves
•	40.0 bcfe proved
•	78% proved developed
See appendix for definitions

Slide 26 - 2-Year Comparative Stock Performance
Line chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones for 2005 and 2006 and early 2007. Beginning and ending prices labeled as $6.14 and $10.94, respectively. Sections are labeled, as follows:
•	September / October 2005 -- EnCana Sale
•	January / February 2006 -- A.G. Edwards Coverage
•	March / April 2006 -- A.G. Edwards, BMO, C.K. Cooper Upgrades
•	February / March 2007 -- Output Acquisition
TXCO -- The Exploration Company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 27 - Institutional Ownership Position Growing
Chart indicating number of institutional investors, by year from 2000 through present, with percentage of shares held by institutions indicated for 2002 and later periods, as follows: 2000 -- 1; 2001 -- 4; 2002 -- 21 -- 9%; 2003 -- 18 -- 14%; 2004 -- 29 -- 37%; 2005 -- 33 -- 39%; 2006 -- 113 -- 54%; and '07 YTD -- 123 -- 56%.
•	Added to Russell 3000 Index and NASDAQ's Global Select Market in 2006
•	2007 YTD:
•	33.6 million shares outstanding
•	452,000 shares, 3-month average daily volume

Slide 28 - Why Own TXCO Now?
•	New Output Exploration Assets Multiply Growth Prospects
•	Dominant Maverick Basin Position Continues
•	Strong Glen Rose Porosity play
•	Multiple resource plays
•	1,000's of potential drilling prospects
•	Integrated infrastructure
•	EnCana, Anadarko, Cornerstone Entries In Maverick Basin Validate Acreage, Increase Drilling Activity
•	Growth Catalysts Offer High-Impact Potential
•	San Miguel oil sands project
•	Pearsall shale play
•	Marfa Basin -- West Texas shale play

Slide 29 - Continuing Growth
Visit us on the Web at www.txco.com

Slide 30 - Appendix
•	Acreage Position -- Gross / net mineral acres held under lease or option
•	AMI -- Area of mutual interest
•
Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and / or downtime related to pipeline curtailment, amine / processing plant capacity, weather, compression, or routine repairs and maintenance.

•	bbl -- Barrel of oil, equal to 42 U.S. gallons
•	BO -- Barrels of oil per day
•	CAGR -- Compound annual growth rate
•	Cash Flows -- Net cash provided by operating activities
•	Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
•
Drillbit Finding / Development Costs -- Per mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.

•	Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
•	EOR -- Enhanced oil recovery, technology used to enhance or prolong oil field production.
•	EUR -- Estimated ultimate recovery, as estimated by independent reservoir engineers.
•	Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
•	Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
•	MB - Thousand barrels of oil
•	mcf -- Thousand cubic feet of gas
•	mmcfd -- Million cubic feet of gas per day
•	mcfe / mmcfe / bcfe / tcfe -- Thousand cubic feet equivalent / million cubic feet equivalent / billion cubic feet equivalent / trillion cubic feet equivalent
•	Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
•	ROI -- Return on investment
•	SAGD -- Steam-assisted gravity drainage. A heavy oil recovery technique.
•	TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.
•	WI -- Working interest

Slide 31 - Addendum

Slide 32 - Maverick Basin Cross Section
Drawing showing the relative positions of the following geologic formations:  Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic. The slide also indicates 9 of the formations as potential resource plays (those have been underlined above), 10 formations with gas production (shown in italics above), and 8 formations with oil production (shown in bold above). It also indicates that all the listed formations, except the Jurassic, are Cretaceous.
•	20+ Productive Zones, Thousands of Drilling Prospects

Slide 33 - San Miguel Oil Sands Cyclic Steam Stimulation
Drawings illustrating phases of a cyclic steam stimulation project.
•	Steam Injection -- condensed steam enters from steam generator and is injected into the formation through the well bore, heating the zone of thick oil.
•	Soak -- area is heated by convection from hot water.
•	Oil Production -- Condensed steam and thinned oil is produced through the same well bore.
* Source: National Energy Technology Laboratory. See appendix for expanded explanation.

Slide 34 - Cyclic Steam Stimulation
San Miguel Oil Sands Cyclic Steam Stimulation ("Huff-and-Puff") (A well-stimulation method)

This method is sometimes applied to heavy-oil reservoirs to boost recovery during the primary production phase. During this time it assists natural reservoir energy by thinning the oil so it will more easily move through the formation to the injection / production wells. It can also be used, however, as a single-well procedure.

To utilize this EOR method, a predetermined amount of steam is injected into wells that have been drilled or converted for injection purposes. These wells are then shut in to allow the steam to heat or "soak" the producing formation around the well. After a sufficient time has elapsed to allow adequate heating, the injection wells are back in production until the heat is dissipated with the produced fluids. This cycle of soak-and-produce, or "huff-and-puff," may be repeated until the response becomes marginal because of declining natural reservoir pressure and increased water production.

At this time a continuous steamflood is usually initiated to continue the heating and thinning of the oil and to replace declining reservoir pressure so that production may continue. When the steamflooding is started, some of the original injection wells will be converted for use as production wells, along with the others drilled or designated for that purpose.

Source: National Energy Technology Laboratory.

Slide 35 - Oil & Gas Sales Continue to Rise
Slide contains a bar chart indicating oil and gas sales in bcfe, and the percentage of oil sales to the total, by year for 2001 through 2006. Actual numbers are not shown but range from approximately 3 bcfe in 2001 to almost 6 bcfe in 2006. Percentages shown are 10, 43, 56, 39, 52 and 81 for 2001 through 2006 respectively. A 14.6% CAGR is indicated over the period.
•	Continuing growth in the Glen Rose Porosity oil play focuses TXCO on oil production while Maverick Basin's multiple gas resource plays develop
*  Approximately 20% of gas production sold to EnCana, September 2005

Slide 36 - Marfa Basin Focus Area
•	Underexplored Basin Along Ouachita Overthrust
•	Geologically similar to gas-prone Fort Worth, Delaware and Arkoma Basins
•	Excellent Geochemical Characteristics
•	Barnett and Woodford shales present
•	400' -- 1,200' thick shales
•	High gas-in-place potential
•	Organically rich -- good TOC
•	Thermally mature -- in gas window
•	Other Leading West Texas Shale Players
•	EnCana, ConocoPhillips, Chesapeake, EOG, Quicksilver, Carrizo, Petrohunt, etc.
•	Continental Resources Serves as Operator
•	4Q06 re-entry confirmed gas present